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         UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D. C.  20549

                       ------------------

                            FORM 8-K
                         CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported)  October 4, 1999


                    FALL RIVER GAS COMPANY
     (Exact name of registrant as specified in its charter)



     Massachusetts          001-13517             04-1298780
(State or other juris-     (Commission         (I.R.S. Employer
diction of incorpora-      File Number)       Identification No.)
tion or organization)


           155 North Main Street              02722-0911
           Post Office Box 911                (Zip Code)
           Fall River, Massachusetts
   (Address of principal executive offices)



        Registrant's telephone number, including area code:
                         (508)  675-7811



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ITEM 5.  OTHER EVENTS

On October 4, 1999 Fall River Gas Company and Southern Union Company entered into an Agreement of Merger (the "Merger Agree-ment"). The Merger Agreement is included herein as Exhibit 2 and the press release relating thereto is included herein as
Exhibit 99.1.

ITEM 7.  EXHIBITS

         2 Agreement of Merger between Southern Union Company and Fall River Gas Company dated as of October 4, 1999.

        99.1 Press Release.



                          SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 FALL RIVER GAS COMPANY
                                 ----------------------
                                      (Registrant)


Date   October 19, 1999          By  PETER H. THANAS
      ------------------            -----------------
                                     Peter H. Thanas
                                     Chief Financial and
                                     Accounting Officer